Corporate Presentation May 10, 2018

Forward-Looking Statements This presentation and our accompanying remarks contain “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. All statements that are not historical facts are hereby identified as forward- looking statements for this purpose and include, among others, statements relating to: the potential advantages of our product candidates; the initiation, design and timing of pre-clinical studies and clinical trials and activities and the reporting of the results thereof; the timing of regulatory submissions and actions; expected milestones; and all other statements relating to our future operations, future financial performance, future financial condition, prospects or other future events. Forward-looking statements are based upon our current expectations and assumptions and are subject to a number of known and unknown risks, uncertainties and other factors that could cause actual results to differ materially and adversely from those expressed or implied by such statements. Factors that could cause or contribute to such differences include, among others: that interim clinical trial results are not necessarily indicative of final clinical results and final clinical trial results may not be positive with regard to safety or efficacy of FCX-007 or FCX-013; uncertainties and delays relating to the initiation, enrollment and completion of pre-clinical studies and clinical trials, including with respect to FCX-007, FCX-013 and our other product candidates; whether pre-clinical study and clinical trial results will validate and support the safety and efficacy of our product candidates; the risk that results seen in pre-clinical studies may not be replicated in humans; varying interpretation of pre-clinical and clinical data; unanticipated or excess costs relating to the development of our gene therapy product candidates; our ability to obtain additional capital to continue to fund operations; our ability to maintain our collaboration with Intrexon Corporation; the results of our Board of Directors’ consideration of strategic alternatives; and the other factors discussed under the caption “Item 1A. Risk Factors” in our most recent Form 10-K and Form 10-Qs which are available through the “Investors—SEC Filings” page of our website at www.fibrocell.com. As a result, you should not place undue reliance on forward-looking statements. The forward-looking statements made in connection with this presentation represent our views only as of the date of this presentation (or any earlier date indicated in such statement). While we may update certain forward-looking statements from time to time, we specifically disclaim any obligation to do so, even if new information becomes available in the future. 2

Investment Highlights • Medical breakthroughs for rare diseases of the skin and connective tissue Focus on Rare Skin • Unmet needs with no approved therapies Diseases • Significant mortality and morbidity impact on pediatric populations Proprietary Ex-Vivo Gene • Autologous fibroblasts derived from skin are the vehicle to deliver target proteins Modified Fibroblast locally to the site of disease Platform • Extensive experience culturing dermal fibroblasts, including commercial scale • FCX-007 for the treatment of Recessive Dystrophic Epidermolysis Bullosa (RDEB) . Obtained FDA allowance to initiate enrollment of pediatric patients in Phase 2 . Two Clinical Trial Programs Well tolerated safety and positive early trends noted in pharmacology and wound healing • FCX-013 for the treatment of moderate to severe Localized Scleroderma . IND allowed by FDA, expect enrollment to begin 3Q2018 • Regulatory advantages including more frequent communications with FDA, eligibility Multiple FDA Designations for Accelerated Approval and Priority Review, and Rolling Review • Two Rare Pediatric Disease Designations to potentially receive Priority Review Vouchers (PRVs) upon market authorization • In-house 13,000 square foot cGMP cell therapy manufacturing facility supporting both Internal Manufacturing FCX-007 and FCX-013 Infrastructure • Existing capacity to serve the U.S. RDEB market 3

Development Pipeline Phase 1/2 Program Condition Target Research Pre-Clinical Clinical Trials FDA Designations Orphan Drug Type VII FCX-007 Recessive Dystrophic Rare Pediatric Disease Epidermolysis Bullosa Collagen (RDEB) Fast Track FCX-013 Moderate to Severe Orphan Drug MMP-1 Localized Scleroderma Rare Pediatric Disease Research Arthritis and Related TBD Conditions Portfolio being developed in collaboration with 4

Our Proprietary Fibroblast Platform

FIBROCELL

Delivery Vehicle



Autologous fibroblasts

- Readily sourced, as fibroblasts are the most common cell type in skin and connective tissue
- Reduced rejection and immunogenicity concerns
- Established manufacturing process and regulatory pathway

Viral Vector



Lentiviral vector gene transfer

- 3rd generation and self-inactivating
- Accommodates large gene constructs
- Transduces both dividing and non-dividing cells
- Target gene integration for long-term expression of the protein

Ex-Vivo Gene Modified Cells



FCX-007 autologous dermal fibroblasts in culture

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Personalized Biologics Approach 6

FCX-007 – Recessive Dystrophic Epidermolysis Bullosa FCX-007 is a dermal fibroblast transduced with a lentiviral vector encoded with the gene for type VII collagen Orphan Drug Designation Rare Pediatric Disease Designation Fast Track Designation 7

About RDEB

FIBROCELL

Recessive Dystrophic Epidermolysis Bullosa (RDEB) is a monogenic disease resulting in chronic skin blistering and wounding


NORMAL SKIN
RDEB BLISTERING SKIN
Basal Keratinocytes
Basement Membrane Zone
Laminin 5/332
Collagen I/III
Anchoring Fibrils- Collagen VII
Fibroblasts
BLISTER
© 2017 Fibrocell Science, Inc.

Disease	Current Treatments	Epidemiology
• Cause: A mutation in the *COL7A1* gene that encodes for COL7 • Devastating, progressive, painful blistering disease that often leads to death • Diagnosed at infancy • High mortality rate – 76% of RDEB patients do not live beyond their 30's[1]	• Current treatments only address symptoms ▪ Bandaging & antibiotics – bandaging alone can exceed $10,000 per month[2] ▪ Feeding tubes ▪ Surgery, including hand and esophageal	**Dystrophic EB (DEB)** ~5,500 – 12,500 US[3] • **RDEB** ~1,100 – 2,500 US[4]





Photo credit: Science Photo Library

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FCX-007 Phase 1/2 Clinical Trial Design A Phase 1/2 Trial of FCX-007 (Genetically-Modified Autologous Human Dermal Title Fibroblasts) for Recessive Dystrophic Epidermolysis Bullosa (RDEB) NCT02810951 Primary Objective To evaluate the safety of a single intradermal injection session of FCX-007 Secondary Objective To evaluate wound healing and pharmacology of FCX-007 Investigator Sites Stanford University School of Medicine and Children’s Hospital Colorado Phase 1 Status • Four patients enrolled and dosed, continuing follow-up visits through 25 weeks • Next interim data readout expected in 2Q2018 • Obtained FDA allowance to initiate enrollment of pediatric patients Phase 2 Status • Six patients ages seven and older targeted for enrollment • One adult patient enrolled; expect completion of enrollment 3Q2018 9

FCX-007 Interim Data Readout • Interim readout of data for three NC1+ adult Phase 1 patients, 12 weeks post- administration • Single injection session of FCX-007 to target wounds or preliminary safety assessment • Five wounds treated over three patients ranging from 4.4cm2 to 13.1cm2 in size • FCX-007 was well tolerated through 12 weeks post-administration . No serious adverse events or product related adverse events . No replication competent lentivirus (RCL) detected . Low to no autoantibody response detected • Positive early trends noted in pharmacology signals and wound healing • The Data Safety Monitoring Board (DSMB) concluded that safety and potential benefit were established, and allowed continuation of enrollment and dosing 10

FCX-007 Interim Readout: Wound Healing

FIBROCELL

- **Digital images captured and tracings performed**
  - Skin tattoos and transparent overlays used as landmarks
- **Wounds monitored in the study prior to dosing were open at each monitoring visit up to 8 months**
- **A matched size untreated wound for each treated wound on the same patient was also monitored and evaluated**
- **Compared to the baseline measurement collected at Day 0 pre-administration, wounds healing after a single injection session of FCX-007 resulted as follows:**

Post-Baseline Visit	Treated or Untreated Wounds	Percent Healing	Number of Wounds Meeting Criteria
4 weeks	Treated	≥ 75% healed	100% (5/5)
	Untreated	< 25% healed	80% (4/5)
12 weeks	Treated	≥ 70% healed	80% (4/5)*
	Untreated	< 25% healed	80% (4/5)

* Increase in size for one wound from the data set may have potentially destabilized due to biopsy samples collected in the center of the wound bed

Day 0 Pre-Administration | **4 Weeks** | **12 Weeks**



75% healed | **100% healed**

Treated area: 10.3cm²

Right posterior leg

- White arrows denote tracking tattoo
- Dash lines represent target treatment area
- Day 0 pen markings denote injection locations
- 4 week solid lines denote remaining wounded areas

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FCX-007 Interim Readout: Pharmacology • Variable pharmacology signals detected throughout the data set in each patient for one or more assays through 12 weeks post-administration (qPCR, electron microscopy, immunofluorescence) . Anchoring fibrils have not been detected to date, whereas COL7 mRNA and COL7 protein have been confirmed in multiple patient samples, including one that detected linear expression of COL7 • Linear expression of COL7 in the basement membrane zone (BMZ) and expression in the dermis detected through 12 weeks post-administration Texas Red – C7/fNC1 Texas Red – C7/fNC1 + DAPI + FITC – laminin 332 12

FCX-013 – Moderate to Severe Localized Scleroderma FCX-007 is a dermal fibroblast transduced with a lentiviral vector encoded with the gene for MMP-1, under control of the RheoSwitch Therapeutic System® (RTS®) Orphan Drug Designation Rare Pediatric Disease Designation 13

About Localized Scleroderma

FIBROCELL

Disease

- Excess production of collagen characterized by skin fibrosis
- Focus on moderate to severe subtypes
- Thickening may extend to underlying tissue and muscle in children which may impair growth in affected limbs or forehead
- Lesions appearing across joints impair motion and may be permanent



Current Treatments

Current treatments:

- Systemic or topical corticosteroids target inflammation
- UVA light therapy
- Physical therapy

Epidemiology

- **Localized Scleroderma** ~160,000 sufferers US[5] comprised of different sub-types
  - ~90,000 patients are considered moderate to severe[6]

Photo: Reprinted from the *Journal of the American Academy of Dermatology*, Volume 59, Issue 3, Stéphanie Christen-Zaech, Miriam D. Hakim, F. Sule Afsar, Amy S. Paller. Pediatric morphea (localized scleroderma): Review of 136 patients, Figure 1, pp. 385-396. Copyright Sept 2008. Used with permission from Elsevier Ltd.

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FCX-013 Moving into Clinical Trials • Product profile . Dermal fibroblasts genetically modified using lentivirus and encoded for matrix metalloproteinase 1 (MMP-1), a protein responsible for breaking down collagen . Incorporates Intrexon’s RheoSwitch Therapeutic System® (RTS®) to control protein expression • Activated by an oral ligand (veledimex) • FDA allowed IND • Completed GLP toxicology/biodistribution study . Bleomycin fibrosis model using immunocompromised mice (NOD/SCID) . No test article-related clinical observations, body weight changes, changes in clinical pathology parameters, gross observations or organ weight change . No significant vector biodistribution to target organs • Expect to initiate enrollment for a Phase 1/2 clinical study in 3Q2018 15

FCX-013 Phase 1/2 Clinical Trial Design A Phase 1/2 Study of a Combination of FCX-013 (Genetically-Modified Human Title Dermal Fibroblasts) plus Veledimex for the Treatment of Moderate to Severe Scleroderma (Morphea) Primary Objective To evaluate the safety of a single intradermal injection session of FCX-013 To evaluate fibrosis resolution through the following measurements: Secondary Objectives • Histology • MRI, ultrasound and durometry • Various scale assessments • 10 (approximately 5 per Phase) Number of Patients • Staggered enrollment for first 3 adults • Starting with adult patients; addition of pediatric patients after submission and approval of safety and activity data from adult patients to FDA and the DSMB Status Initiate enrollment of Phase 1 adult patients in 3Q2018 16

FCX-013 Proof-of-Concept Study • Study Design D0 D28 D29 D39 . Bleomycin treated SCID mouse model . N=30 mice over test and control groups Blecomycin treatments Ligand Treatment . Assessed histologically for reduction of dermal thickness and sub-dermal muscle in the presence Cell Harvest skin of FCX-013 and oral ligand injection samples • Result . Bleomycin treatment resulted in skin fibrosis, measured by a significant increase in dermal thickness . Demonstrated that FCX-013 with ligand reduced the dermal thickness of fibrotic tissue to levels similar to non-bleomycin (saline) with ligand treated skin . Further reduced the thickness of the sub-dermal muscle layer CONTROL: Saline (no Bleo) No Cells CONTROL: Bleomycin Non-Modified Cells TEST: Bleomycin FCX-013 17

Manufacturing Experience and Solutions Fibrocell’s existing cGMP cell therapy manufacturing facility in Exton, PA has been designated as the production site for FCX-007 and FCX-013 • ~13,000 square foot facility includes: . Cleanroom for cell culture manufacturing . On-site quality control testing laboratories . Cryogenic storage . Warehouse and distribution areas . Centrally monitored • Previous experience with commercial cell therapy manufacturing • Site for remaining clinical and future commercial manufacture of FCX-007 and FCX-013 • Existing capacity to serve the U.S. RDEB market commercially • In-house manufacturing expertise for fibroblast-based autologous cell and gene therapy products • Multiple site inspections by FDA 18

FCX-007 Anticipated Milestones 2018-2019 January 2018 2Q2018 3Q2018 1Q2019 FDA allowance of Interim Phase 1 data Complete enrollment Interim data readout pediatric patient readout and trial of Phase 2 patients and trial update FCX-007 enrollment in Phase 2 update Dose first Phase 2 patient FCX-013 March 2018 3Q2018 FDA allowance of IND Initiate enrollment of Phase 1 patients Category Amount Cash at March 31, 2018 $12.2M Share Count (Outstanding/Fully Diluted) 28.3M/63.7M as of March 31, 2018 Cash Runway Cash into 1Q2019 19

Investment Highlights • Medical breakthroughs for rare diseases of the skin and connective tissue Focus on Rare Skin • Unmet needs with no approved therapies Diseases • Significant mortality and morbidity impact on pediatric populations Proprietary Ex-Vivo Gene • Autologous fibroblasts derived from skin are the vehicle to deliver target proteins Modified Fibroblast locally to the site of disease Platform • Extensive experience culturing dermal fibroblasts, including commercial scale • FCX-007 for the treatment of Recessive Dystrophic Epidermolysis Bullosa (RDEB) . Obtained FDA allowance to initiate enrollment of pediatric patients in Phase 2 . Two Clinical Trial Programs Well tolerated safety and positive early trends noted in pharmacology and wound healing • FCX-013 for the treatment of moderate to severe Localized Scleroderma . IND allowed by FDA, expect enrollment to begin 3Q2018 • Regulatory advantages including more frequent communications with FDA, eligibility Multiple FDA Designations for Accelerated Approval and Priority Review, and Rolling Review • Two Rare Pediatric Disease Designations to potentially receive Priority Review Vouchers (PRVs) upon market authorization • In-house 13,000 square foot cGMP cell therapy manufacturing facility supporting both Internal Manufacturing FCX-007 and FCX-013 Infrastructure • Existing capacity to serve the U.S. RDEB market 20

References 1 Fine, J. et. al. (ed.). Epidermolysis Bullosa: Clinical, Epidemiologic, and Laboratory Advances and the Findings of the National Epidermolysis Bullosa Registry. The John Hopkins University Press, Baltimore, MD, 1999. 2 The Dystrophic Epidermolysis Research Association of America (DebRA). EB brochure, page 6: http://www.debra.org/DebraBrochure; accessed 11/10/17. 3 DEBRA International. What is EB Infographic: http://www.debra-international.org/what-is-eb.html; accessed 11/10/17. 4 Murauer, E, Koller, U, Pellegrini, G, De Luca, M, Bauer, J. Advances in Gene/Cell Therapy in Epidermolysis Bullosa. The Keio Journal of Medicine. 2015; 64. 5 Peterson LS et al. The epidemiology of morphea (localized scleroderma) in Olmsted County 1960-1993. J Rheumatol. 1997; 24:73-80. 6Leitenberger, et. al. Distinct autoimmune syndromes in morphea: a case study of 245 adult and pediatric cases. Arch Dermatol. 2009 May; 145(5):545-550. 21